Exhibit 10.1

MASTER TERMINATION AND RELEASE
OF CERTAIN OPERATIVE DOCUMENTS

         Dated: August 19, 2002

         In consideration of the repayment in full, as of the date hereof, of (i) the outstanding principal amount of the B Notes (as defined in the Participation Agreement referred to below) plus accrued and unpaid interest thereon, (ii) the total outstanding Investor Amounts (as defined in the Participation Agreement) plus accrued and unpaid Yield thereon, and (iii) other good and valuable consideration, the receipt and sufficiency of each of which is hereby confessed and acknowledged:

         (1)  the undersigned, each of which is a party to one or more of the agreements identified as the Operative Documents hereby agree that each of the Operative Documents listed on Schedule I hereto (collectively, the “Terminated Operative Documents”) is hereby terminated as of the date hereof,

         (2)  the parties signatory thereto or otherwise beneficiaries thereof do hereby release, discharge and forever acquit each of the other signatories to, and beneficiaries of, the Terminated Operative Documents to which they are party from any and all matters, liabilities, claims and demands arising out of or in connection with such Terminated Operative Documents, and

         (3)  although the Lease is not among the Terminated Operative Documents, Lessee hereby releases, discharges and forever acquits the Lessor from any and all matters, liabilities, claims and demands arising out of or in connection with the Lease (provided the foregoing shall not affect the rights of Lessee under that certain Amended and Restated Lease Agreement, dated as of the date hereof, by and between Ground Lessor and Lessee).

         It is agreed that the terminations and releases set forth in paragraphs (1), (2) and (3) above shall be subject in all respects to (i) the indemnification obligations set forth in Section 9 of the Participation Agreement which shall survive the execution hereof (and shall not be merged into any transfer or conveyance document being executed in connection herewith) and shall be and continue in effect notwithstanding any investigation made by any party hereto or any of the Terminated Operative Documents and the fact that any such party may waive compliance with the other terms, provisions or conditions of the Terminated Operative Documents, (ii) the provisions of Section 6.2.1(b), Section 6.2.2(b), Section 6.8 and Section 12.15(d) of the Participation Agreement and (iii) the agreements set forth in the other documents and instruments being executed and delivered by certain of the Participants concurrently herewith. In furtherance of the foregoing clause (i), it is agreed that, from and after the execution and delivery hereof, (y) Section 9.1.3 of the of the Participation Agreement shall be void ab initio and the limitation contained therein shall be of no further force and effect and (z) that Section 9.1.1 (General Indemnification) is hereby amended to expressly include any Claims in any way arising out of or relating to the execution and delivery of the Ground Lease Surrender and Acceptance Agreement between Ground Lessor and Ground Lessee or the Ground Sublease Surrender and Acceptance Agreement between Ground Lessor and Lessor (each being executed and delivered concurrently herewith and, collectively, the “Lease Surrender Documents”) and the dissolution of the entities comprising Lessor and Ground Lessee; provided, that such indemnification is expressly subject to each of the exceptions to, and limitations on, indemnification set forth in Article 9 (other than the limitation set forth in Section 9.1.3) of the Participation Agreement, including, without limitation, any exceptions to, and limitations on, indemnification set forth in Section 9.2 of the Participation Agreement.

         The parties hereto agree to execute and deliver any and all documents necessary to further the intent of this Master Termination and Release of Certain Operative Documents (this “Master Termination”) and GS agrees to pay all reasonable expenses, costs and fees (including the reasonable fees of counsel) associated therewith. In furtherance of the foregoing, (i) each Participant that is identified as a “Secured Party” under any one or more of the Financing Statements hereby authorizes the Participant identified thereon as the “Debtor” to take any and all action necessary to cause such Financing Statement to be terminated (it being agreed that GS, on behalf of each of the Participants so identified as “Debtors”, is hereby authorized to so terminate (or cause to be terminated) each of the Financing Statements) and (ii) each of the Investors and the Liquidity Purchases hereby authorizes the Collateral Agent to execute and deliver any and all documents (including, without limitation, separate releases and/or discharges (in recordable form, if necessary) of the Mortgage, the Assignment of Leases and any of the other Security Documents) reasonably necessary to further the intent of this Master Termination.

         Each of the Participants (other than Lessee, Ground Lessor, GS and GS & Co.) hereby represents and warrants (as to itself) to Lessee that the interests being conveyed to Ground Lessor as a result of the Lease Surrender Documents are being conveyed free and clear of any Lessor Liens attributable to such Participant.

         All capitalized terms used in this Master Termination (including, without limitation, Schedule I hereto) and not otherwise defined herein shall have the meanings set forth in Appendix A to that certain Participation Agreement (the “Participation Agreement”), dated as of June 21, 2000, by and among GSJC 30 Hudson Urban Renewal L.L.C., GSJC 50 Hudson Urban Renewal L.L.C., The Goldman Sachs Group, Inc., as Guarantor, GSJC Land L.L.C., Hudson Street Lessor L.L.C., 30 Hudson Street Lessor Urban Renewal L.L.C., 50 Hudson Street Lessor Urban Renewal L.L.C., the financial institutions identified therein as Investors, Hudson Street Funding Corporation, Goldman, Sachs & Co., as Administrative Agent to HSFC, Hatteras Funding Corporation, Bank of America, National Association, as Administrator, the financial institutions identified therein as Liquidity Purchasers, Hudson Street Lessor Investment Trust 2000-1, Wilmington Trust Company, as Trustee, Bank of America, National Association, as Liquidity Agent, and The Chase Manhattan Bank, as Collateral Agent.

         This Master Termination may be executed in counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall be deemed to be a single document and delivery of this Master Termination may be effected via facsimile transmission.

         Except insofar as it relates to the termination of the Trust Company Fee Letter (the termination of which is being acknowledged by Wilmington Trust Company in its individual capacity), it is expressly understood and agreed that this Master Termination is being executed and delivered by Wilmington Trust Company, not individually or personally, but solely in its capacity as trustee of Hudson Street Lessor Investment Trust 2000-1 and, as such, Wilmington Trust Company shall not be personally liable for any breach or failure of any obligation, representation or warranty undertaken by it in such capacity.

[signature pages to follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Master Termination and Release of Certain Operative Documents to be duly executed by their respective officers thereto duly authorized as of the day and year first above written.

GSJC 30 HUDSON URBAN RENEWAL L.L.C., jointly and severally as Lessee and Construction Agent

By:	The Goldman Sachs Group, Inc., its sole member

By	/s/ Dan H. Jester Name: Dan H. Jester Title: Deputy Chief Financial Officer

GSJC 50 HUDSON URBAN RENEWAL L.L.C., jointly and severally as Lessee and Construction Agent

By:	The Goldman Sachs Group, Inc., its sole member

By	/s/ Dan H. Jester Name: Dan H. Jester Title: Deputy Chief Financial Officer

THE GOLDMAN SACHS GROUP, INC., as Guarantor

By	/s/ Dan H. Jester Name: Dan H. Jester Title: Deputy Chief Financial Officer

GSJC LAND L.L.C., as Ground Lessor

By: The Goldman Sachs Group, Inc., its sole member

By	/s/ Dan H. Jester Name: Dan H. Jester Title: Deputy Chief Financial Officer

HUDSON STREET LESSOR L.L.C., as Ground Lessee

By:	Hudson Street Lessor Investment Trust 2000-1, its sole member

By:	Wilmington Trust Company, not in its individual capacity but solely as its Trustee

By	/s/ James A. Hanley Name: James A. Hanley Title: Financial Services Officer

30 HUDSON STREET LESSOR URBAN RENEWAL L.L.C., as Lessor

By:	Hudson Street Lessor L.L.C., its sole member

By:	Hudson Street Lessor Investment Trust 2000-1, its sole member

By:	Wilmington Trust Company, not in its individual capacity but solely as its Trustee

By	/s/ James A. Hanley Name: James A. Hanley Title: Financial Services Officer

50 HUDSON STREET LESSOR URBAN RENEWAL L.L.C., as Lessor

By:	Hudson Street Lessor L.L.C., its sole member

By:	Hudson Street Lessor Investment Trust 2000-1, its sole member

By:	Wilmington Trust Company, not in its individual capacity but solely as its Trustee

By	/s/ James A. Hanley Name: James A. Hanley Title: Financial Services Officer

CREDIT LYONNAIS LEASING CORP., as an Investor

By	/s/ L.M. Wertheim Name: L.M. Wertheim Title: President

WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as an Investor

By:	/s/ Terence R. Law Name: Terence R. Law Title: Executive Director

By:	/s/ Robert D. Weiser Name: Robert D. Weiser Title: Director

WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as a Liquidity Purchaser

By:	/s/ Robert D. Weiser Name: Robert D. Weiser Title: Director

By:	/s/ Terence R. Law Name: Terence R. Law Title: Executive Director

BANC OF AMERICA FACILITIES LEASING, LLC, as an Investor

By	/s/ Albert Z. Norona Name: Albert Z. Norona Title: Principal

HUDSON STREET LESSOR INVESTMENT TRUST 2000-1, as Beneficial Owner

By:	Wilmington Trust Company, not in its individual capacity but solely as Trustee

By	/s/ James A. Hanley Name: James A. Hanley Title: Financial Services Officer

WILMINGTON TRUST COMPANY, not in its individual capacity except as expressly stated herein, but solely as Trustee

By	/s/ James A. Hanley Name: James A. Hanley Title: Financial Services Officer

HUDSON STREET FUNDING CORPORATION, as a Lender

By	/s/ Andrew L. Stidd

Name: Andrew L. Stidd Title: President

GOLDMAN, SACHS & CO., as Administrative Agent

By	/s/ Dan H. Jester

Authorized Signatory

HATTERAS FUNDING CORPORATION, as a Lender

By	/s/ Michael A. Chalker

Name: Michael A. Chalker Title: Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrator

By	/s/ Brad Lustig

Name: Brad Lustig Title: Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION, as Liquidity Agent

By	/s/ Brad Lustig

Name: Brad Lustig Title: Managing Director

BANK OF AMERICA, NATIONAL ASSOCIATION, as Administrator

By	/s/ M. Randall Ross

Name: M. Randall Ross Title: Principal

BANK OF AMERICA, NATIONAL ASSOCIATION, as Liquidity Agent

By	/s/ M. Randall Ross

Name: M. Randall Ross Title: Principal

THE CHASE MANHATTAN BANK, as Collateral Agent

By	/s/ Aranka R. Paul

Name: Aranka R. Paul Title: Assistant Vice President

THE BANK OF NEW YORK, as a Liquidity Purchaser

By	/s/ Chris Bullaro

Name: Chris Bullaro Title: Assistant Treasurer

COMMERZBANK AKTIENGESELLSCHAFT NEW YORK AND GRAND CAYMAN BRANCHES, as a Liquidity Purchaser

By	/s/ Arndt E. Burns

Name: Arndt E. Burns Title: Assistant Vice President

By	/s/ Joseph J. Hayes

Name: Joseph J. Hayes Title: Vice President

DEN DANSKE BANK AKTIESELSKAB, CAYMAN ISLANDS BRANCH, as a Liquidity Purchaser

By	/s/ Anders Iversen

Name: Anders Iversen Title: Vice President

By	/s/ John A. O’Neill

Name: John A. O’Neill Title: Assistant General Manager

MELLON BANK, N.A., as a Liquidity Purchaser

By	/s/ Thomas Caruso

Name: Thomas Caruso Title: Vice President

BANK OF AMERICA, N.A., as a Liquidity Purchaser

By	/s/ Brad Lustig

Name: Brad Lustig Title: Managing Director

SCHEDULE I

Operative Documents

1.	Participation Agreement

2.	Construction Agency Agreement

3.	Ground Lease

4.	Ground Sublease

5.	Memorandum of Ground Lease

6.	Memorandum of Ground Sublease

7.	Conduit Loan Agreement

8.	B Notes

9.	HSFC Loan Agreement

10.	HSFC Note

11.	Security Agreement

12.	Security Agreement (Conduit)

13.	each of the other Security Documents other than the Lease and the LAPA

14.	Guaranty

15.	Lessor Guaranty

16.	any Investor Guaranty

17.	Arranger Fee Letter

18.	Chase Fee Letter

19.	Conduit Fee Letter

20.	Liquidity Agent Fee Letter

21.	Trust Company Fee Letter